UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2015 (April 8, 2015)

LIGHTBRIDGE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-34487	91-1975651
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1600 Tysons Boulevard, Suite 550
McLean, VA 22102
(Address of principal executive offices, including zip code)

(571)730-1200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 8, 2015, the Compensation Committee of Lightbridge Corporation (the “Company”) recommended, and the Board of Directors approved, the grant of stock options to the Company’s Chief Executive Officer and President, Seth Grae, under the Company’s 2006 Second Amended and Restated Stock Plan, of options to purchase 174,383 shares of common stock of the Company at the exercise price of $1.26 per share, expiring in ten years, and that vest immediately. Mr. Grae was also granted stock options, under the Company’s 2015 Equity Incentive Plan, to purchase 56,040 shares of common stock of the Company at the exercise price of $1.26 per share, expiring in ten years, and that vest upon approval by the shareholders of the 2015 Equity Incentive Plan and the Company’s filing of a Registration Statement on Form S-8 to register the shares covered by such options. Mr. Grae was also granted stock options, under the Company’s 2015 Equity Incentive Plan, to purchase 147,707 shares of common stock of the Company at the exercise price of $1.26 per share, expiring in ten years, and that vest in three equal installments with vesting also being subject to approval by the shareholders of the 2015 Equity Incentive Plan and the Company’s filing of a Registration Statement on Form S-8 to register the shares covered by such options.

Also on April 8, 2015, the Compensation Committee recommended, and the Board of Directors approved, the grant of stock options to the Company’s Chairman, Thomas Graham, Jr., under the Company’s 2015 Equity Incentive Plan, to purchase 28,249 shares of common stock of the Company at the exercise price of $1.26 per share, expiring in ten years, and that vest upon approval by the shareholders of the 2015 Equity Incentive Plan and the Company’s filing of a Registration Statement on Form S-8 to register the shares covered by such options..

In addition, on April 9, 2015, the Compensation Committee recommended, and the Board of Directors approved, additional compensation to Chief Financial Officer Linda Zwobota. Under the new arrangement, Ms. Zwobota will receive a new annual base salary of $178,690 starting in April 2015. Ms. Zwobota was also granted, under the Company’s 2006 Second Amended and Restated Stock Plan, options to purchase 47,017 shares of common stock of the Company at the exercise price of $1.26 per share, expiring in ten years, and that vest immediately. Ms. Zwobota was also granted, under the Company’s 2015 Equity Incentive Plan, options to purchase 3,968 shares of common stock of the Company at the exercise price of $1.26 per share, expiring in ten years, and that vest upon approval by the shareholders of the 2015 Equity Incentive Plan and the Company’s filing of a Registration Statement on Form S-8 to register the shares covered by such options. Ms. Zwobota was also granted stock options, under the Company’s 2015 Equity Incentive Plan, to purchase 67,304 shares of common stock of the Company at the exercise price of $1.26 per share, expiring in ten years, and that vest in three equal installments with vesting also being subject to approval by the shareholders of the 2015 Equity Incentive Plan and the Company’s filing of a Registration Statement on Form S-8 to register the shares covered by such options.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTBRIDGE CORPORATION

Date: April 10, 2015	By:	/s/ Seth Grae
SETH GRAE

Chief Executive Officer